PROPERTY AND EQUIPMENT	12 Months Ended
Jun. 30, 2026
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 6 — PROPERTY AND EQUIPMENT

The components of property and equipment were as follows:

(In millions)

June 30,	2026	2025

Land	$10,546	$9,338
Buildings and improvements	182,749	137,921
Leasehold improvements	16,348	12,117
Servers, network equipment, and software	215,874	132,836
Furniture and equipment	6,250	6,407

Total, at cost	431,767	298,619
Accumulated depreciation	(118,691)	(93,653)

Total, net	$313,076	$204,966

During fiscal years 2026, 2025, and 2024, depreciation expense was $34.3 billion, $22.0 billion, and $15.2 billion, respectively.

As of June 30, 2026, 2025, and 2024, purchases of property and equipment remaining in accounts payable were $26.7 billion, $6.9 billion, and $4.3 billion, respectively. As of June 30, 2026, we have committed $34.6 billion for the construction of new buildings, building improvements, and leasehold improvements, primarily related to datacenters.